Exhibit 99.1

Investor Webcast – March 12, 2026

This presentation contains “forward - looking information” within the meaning of applicable Canadian securities regulations and “forward - looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 (collectively, “forward - looking information”) . The forward - looking information contained in this presentation is made as of the date of this presentation . Except as required under applicable securities legislation, Greenland Mines Ltd (“ GRML ”) does not intend, and does not assume any obligation, to update this forward - looking information . Forward - looking information includes, but is not limited to, statements with respect to the timing and update of historic information ; the potential for expansion, new discoveries and future cash flows ; future price of minerals and the effects thereof ; the estimation of mineralization ; the timing and amount of estimated capital expenditures ; costs and timing of proposed activities ; plans and budgets for and expected results of exploration activities ; permitting time - lines ; requirements for additional capital ; government regulation of mining operations ; environmental risks ; reclamation obligations and expenses ; title disputes or claims, adequacy of insurance coverage, the availability of qualified labour, acquisition plans and strategies, the payment of dividends in the future, and GRML's use of the proceeds of an Offering . Often, but not always, forward - looking information can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, or “believes” or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved . This forward - looking information is based on certain assumptions that GRML believes are reasonable, including that the current price of and demand for minerals being targeted by GRML will be sustained or will improve, the supply of minerals targeted will remain stable, that the company’s current exploration programs and objectives can be achieved, that general business and economic conditions will not change in a material adverse manner, that financing will be available if and when needed on reasonable terms and that GRML will not experience any material accident, labour dispute, or failure of plant or equipment . While GRML considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect . Forward - looking information involves known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of GRML to be materially different from any future results, performance or achievements expressed or implied by the forward - looking information . Such factors include, among others, the risk that actual results of exploration activities will be different than anticipated, the cost of labour, equipment or materials increase more than expected, that the future price of minerals targeted by GRML will decline, that changes in project parameters as plans continue to be refined may result in increased costs, that plant, equipment or processes will fail to operate as anticipated, that accidents, labour disputes and other risks generally associated with mining may occur and that unanticipated delays in obtaining governmental approvals or financing or in the completion of development or construction activities may occur . Although GRML has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward - looking information, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended . There can be no assurance that forward - looking information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements . Readers are cautioned not to place any reliance on forward - looking information due to the inherent uncertainty thereof . Certain technical and scientific information contained in this presentation is subject to National Instrument 43 - 101 – Standards of Disclosure for Mineral Projects and has been derived from, or is consistent with, technical reports prepared in accordance with NI 43 - 101 . In addition, certain information contained in this presentation has been derived from third - party sources believed by GRML to be reliable ; however, such information has not been independently verified, and no representation is made as to its accuracy or completeness, and GRML undertakes no obligation to verify or update such information . This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities, and no securities shall be offered or sold except pursuant to applicable securities laws . Disclaimer 2

Introduction Dr. Joseph Sinkule (CEO) 3

Deal Summary Jeff LeBlanc (CFO) 1 Acquisition of Greenland Mines completed on March 4, 2026 Consideration paid is convertible preferred equity with conversion subject to shareholder approval Offers shareholders access to world - class mineral resource assets in Greenland Company now has two operating divisions: 1) Natural Resources and 2) Cell and Gene Therapy 5 Greenland Mines management joins existing management team (CEO, CFO) with one new Board Member to be named 6 Name change and ticker change effective today: Greenland Mines Ltd (NASDAQ: GRML) 4

Located in Southeast Greenland, the Skaergaard Project is one of the largest undeveloped gold (Au), palladium (Pd), and platinum (Pt) deposits in the world, with a total in - situ resource value of approximately $68 Billion at February 2026 metal prices 1 . Greenland Mines Ltd owns 80% of the Skaergaard Project, with an option to acquire the remaining 20%. Through a new drilling and development program, Greenland Mines Ltd aims to double its resource to ~50 million contained ounces of Au, Pd, and Pt , as well as adding vanadium and gallium to its raw critical metals portfolio. 5 1. 2022 NI 43 - 101 Technical Report Mineral Resource Estimate (MRE) cumulative contained ounces of Au, Pd, and Pt at Feb 2026 metal prices

Skaergaard Intrusion’s Iconic Status UK Denmark Denmark USA USA Skaergaard Intrusion in East Greenland was emplaced around 56 million years ago beneath an accumulating series of plateau basalts that had formed during the continental break - up and the opening of the North Atlantic Ocean . First major scientific expedition to Skaergaard was led by L. R. Wagner during 1935/36, resulting in a monumental memoir (Wagner and Deer 1939), arguably one of the most significant petrological publications of the 20th century. 1986 saw the discovery of a giant, strata - bound gold and palladium deposit of a previously unknown type, forming distinct and repeated Platinum Group Metals (PGM), gold and copper enriched levels that resemble a 50 metre stack of layer - concordant gold - rimmed saucers defined by palladium and platinum rich gabbro known as the “Triple Group” due to its three prominent layers. Due to its iconic status, the Skaergaard Intrusion has been the subject of research and study at various institutions, particularly those with strong geology or earth science programs, including the following: 6

Source: Publicly available resource and reserve estimates (July 2025) Gold Equivalent Value (Moz AuEq) Project Name (Location) Global Rank 292.7 Pebble Project (Alaska, USA) 1 263.2 KSM (British Columbia, Canada) 2 101.9 Hu'u Onto (Indonesia) 3 83.7 Reko Diq (Balochistan, Pakistan) 4 81.0 Sukhoi Log (Siberia, Russia) 5 59.3 Tujuh Bukit (Indonesia) 6 44.5 Donlin Gold (Alaska, USA) 7 34.2 Treaty Creek (British Columbia, Canada) 8 30.4 Wafi - Golpu (Papua New Guinea) 9 29.1 Golden Summit (Alaska, USA) 10 25.6 Snowfield (British Columbia, Canada) 11 24.2 NuevaUnión (Chile) 12 22.5 Prosperity (British Columbia, Canada) 13 20.5 Norte Abierto (Chile) 14 Sfiaergaard Intrusion (Greenland) 13.2 Gold Equivalent Value (Moz AuEq) Project Name (Location) Global Rank 292.7 Pebble Project (Alaska, USA) 1 263.2 KSM (British Columbia, Canada) 2 101.9 Hu'u Onto (Indonesia) 3 83.7 Reko Diq (Balochistan, Pakistan) 4 81.0 Sukhoi Log (Siberia, Russia) 5 59.3 Tujuh Bukit (Indonesia) 6 44.5 Donlin Gold (Alaska, USA) 7 34.2 Treaty Creek (British Columbia, Canada) 8 30.4 Wafi - Golpu (Papua New Guinea) 9 29.1 Golden Summit (Alaska, USA) 10 26.4 Sfiaergaard Intrusion (Greenland) 11 25.6 Snowfield (British Columbia, Canada) 12 24.2 NuevaUnión (Chile) 13 22.5 Prosperity (British Columbia, Canada) 14 20.5 Norte Abierto (Chile) 15 Global Undeveloped Gold Deposits Ranked by Gold Equivalent Value (Moz AuEq) New drilling and development program aims double the MRE from 13.2 Moz AuEq 1 to 26.4 Moz AuEq 1. 2022 NI 43 - 101 Technical Report MRE equates to 23.5 Moz AuEq ("Gold Equivalent"), updated here to 13.2 Moz AuEq for Feb 2026 metal prices 7

Executive Summary The Skaergaard Opportunity • World - Class Scale : 2022 NI 43 - 101 Indicated + Inferred 25.4 Moz PdEq and 23.5 Moz AuEq of gold, palladium, and platinum 1 , mafiing Sfiaergaard one of the largest palladium - gold deposits globally • Proven Geology : Consistent grades, large mineralised footprint • Low sovereign risfi : Greenland is a Tier 1 emerging mining jurisdiction and the Skaergaard Project has ESG awareness and community support • Upside Potential : Potential open - pit zones and multi - metal credits • Strong Leadership : Technical and corporate team with decades of mining and public market experience • Investment Opportunity : Greenland Mines Ltd (NASDAQ: GRML) Strong Market Fundamentals • Gold (Au) : $5,100/oz 2 ; driven by inflation hedging G macro uncertainty • Palladium (Pd) : $1,800/oz 2 ; strategic for catalytic converters, tight supply outlook • Platinum (Pt) : $2,175/oz 2 ; rising demand from green hydrogen G auto sectors • Sfiaergaard Resource : ~73% of Total Resource from Platinum Group Metals (PGM), ~27% from gold • Sfiaergaard Value : 2026 total in - situ resource value of $68 Billion 3 ; ~50% from gold, ~50% from PGM 2 Significant Expansion Potential • Significant Upgrade : 2022 NI 43 - 101 Technical Report is based on 45,000 metres of diamond drilling and channel sampling. 95% increase in Indicated resources and 28% increase in total contained metal vs. 2021 Mineral Resource Estimate (MRE) • Open in all Directions : Drilling hit new zones, confirming potential to grow the resource further • Next Stage Underway : Metallurgy and environmental work supports an upcoming Preliminary Economic Assessment (PEA) • Shallow Targets Found : New near - surface mineralisation could support open - pit mining developments • Re - Rating Potential : New drilling and development program aims to double the resource to ~50 million contained ounces of Au, Pd, and Pt 1. See page 15 for 2022 NI 43 - 101 Technical Report MRE and page 16 for the MRE updated for Feb 2026 metal prices 2. USD metal prices as of Feb 2026 3. 2022 NI 43 - 101 Technical Report MRE cumulative contained ounces of Au, Pd, and Pt at Feb 2026 metal prices 8

The Skaergaard Opportunity World - Class Scale 2022 NI 43 - 101 Indicated + Inferred 25.4 Moz PdEq and 23.5 Moz AuEq of gold, palladium, and platinum 1 , with a 2026 total in - situ resource value of $68 Billion 2 , making Skaergaard one of the largest palladium - gold deposits globally Tier 1 Emerging Jurisdiction Located in mining - friendly Greenland with a modern regulatory regime and no third - party royalties. Only 450 km away from Iceland with cheap green energy, large industrial sites, and established processing industry, infrastructure and workforce Geological Consistency Stratiform mineralisation across 7 defined horizons with excellent grade continuity and upside at depth Established Access s Permits Onsite gravel airstrip (Sødalen), helicopter - supported logistics, and seasonal sea access via Mikis Fjord. Fully permitted for exploration with baseline environmental and metallurgical studies already underway Ready for Next Stage $30 Million invested in the Skaergaard Project since 1990s. New drilling and development program aims to double the resource to ~50 million contained ounces of Au, Pd, and Pt 1. See page 15 for 2022 NI 43 - 101 Technical Report MRE and page 16 for the MRE updated for Feb 2026 metal prices 2. 2022 NI 43 - 101 Technical Report MRE cumulative contained ounces of Au, Pd, and Pt at Feb 2026 metal prices 9

Gold (Au) ~27% of Total Resource ~$34.8 Billion 2026 In - Situ Resource Value 2 Price at: $5,100/oz (Feb 2026) Annual Market Size ~$35 trillion Market capitalisation (Jan 2026) 5,002 metric tonnes Total demand in 2025 $298 billion Daily trading volume (Dec 2025) Market Drivers 1 Inflation hedge s currency volatility Gold demand rises when inflation is high or fiat currencies weaken, making it a safe - haven asset. 2 Central bank accumulation Ongoing reserve diversification by emerging markets and geopolitical tensions drive large - scale institutional buying. CAGR From ~$8 trillion (2018) to ~$35 trillion (2026) implies a CAGR of ~22% • Widely mined (China, Australia, Russia, Canada, US) but global mine production flat since 2019 • Substitution risk: Low substitution risk due to its unique monetary and cultural role • Record central bank purchases, especially in China, India, and Middle East • Investors reallocating portfolios towards hard assets amid USD debasement Supply Dynamics Demand Dynamics 47% Jewellery 7% Technology 23% Central bank purchases 24% Investment Source: World Gold Council 2023, Voronoi, Reuters, Economic Times 6.8 Moz Contained Metal 1 1. 6.8 Moz Indicated + Inferred Au as per the 2022 NI 43 - 101 Technical Report MRE 2. 6.8 Moz Au at Feb 2026 metal price 10

Palladium (Pd) ~$30.8 Billion 2026 In - Situ Resource Value 2 ~68% of Total Resource Price at: $1,800/oz (Feb 2026) Annual Market Size (2025) $20.4 billion expected to grow to $23.6 billion by 2032 Market Drivers CAGR (2024 – 2032) 2.1% • Highly concentrated in Russia and South Africa • Substitution risk: Substitution by platinum is increasing due to high palladium prices • Hybrids to outnumber full EVs in key markets through 2030 • Stronger environmental regulation supports auto catalyst demand Supply Dynamics Demand Dynamics 1% Jewellery 1% Other 13% Industrial G Defense * * Missile guidance systems, secure communications G radar, electronic warfare equipment, satellites G aerospace electronics 84% Autocatalyst (catalytic converters for gasoline, diesel, and hybrid)) 1 Automotive emissions regulation Tighter global emission standards (especially in China and Europe) increase demand for palladium in catalytic converters. 2 Limited supply concentration With most supply coming from Russia and South Africa, geopolitical risk and mining disruption significantly impact price and availability. Source: PGM Market Report 2021, Fortune Business Insights 17.1 Moz Contained Metal 1 1. 17.1 Moz Indicated + Inferred Pd as per the 2022 NI 43 - 101 Technical Report MRE 2. 17.1 Moz Pd at Feb 2026 metal price 11

Platinum (Pt) ~5% of Total Resource ~$3 Billion 2026 In - Situ Resource Value 2 Price at: $2,175/oz (Feb 2026) Annual Market Size (2025) $7.42 billion projected to reach $10.55 billion by 2033 Market Drivers CAGR (2024 – 2033) 4.5% • ~70% of supply comes from South Africa • Substitution risk: Can substitute with palladium in catalytic converters and fuel cells • Global hydrogen production forecast to 10x by 2030 • ESG funds increasingly targeting exposure to clean energy metals Supply Dynamics Demand Dynamics 23% Jewellery 7% Other 13% Investment 32% Autocatalyst (catalytic converters for diesel, gasoline, and hybrid) 1 Hydrogen economy transition Rising use of platinum in fuel cells and electrolysers supports long - term demand growth. 2 Diesel vehicle rebound s industrial use Modest recovery in diesel sales and steady industrial applications (e.g. chemical, petroleum refining) underpin demand. 25% Industrial G Defense * Source: PGM Market Report 2021, Straits Research 1.4 Moz Contained Metal 1 * High - end industrial and medical technologies, glass fiber, missiles G aerospace 1. 1.4 Moz Indicated + Inferred Pt as per the 2022 NI 43 - 101 Technical Report MRE 2. 1.4 Moz Pt at Feb 2026 metal price 12

Mining in Greenland • Autonomous territory with a modern and transparent mining code (an entirely new Mining Act to replace the former Mineral Resource Act came into effect on January 1, 2024, intended to modernize mineral and hydrocarbon exploration and exploitation) • Stable democratic governance , backed by the Kingdom of Denmark • Zero conflict, low corruption, and strong legal protections for foreign investors • All land is "crown - land" – the Government of Greenland has full decision rights on underground and land use (no indigenous people rights) • Greenland sees the mineral resource sector as an economic pillar for its development and full independence Tier 1 Emerging Mining Jurisdiction 1 Strategic Location s Supply Chain Security 2 Pro - Development Policy Environment 3 Growing Global Attention 4 • Proximity to Europe and North America — logistical advantages over African or Asian operations • Considered a secure source of critical minerals by EU and US policymakers • Greenlandic government actively promoting mineral development to diversify its economy • Partnerhips with DK, EU, and US on development of the resources sector and infrastructure • DK, EU, and US governmental - supported funding schemes have invested in resource projects in Greenland • No third - party royalties — only production - linked payments to the government • Efficient permitting process and direct engagement with the Greenland Mineral Licence and Safety Authority (MLSA) • Supportive of ESG initiatives, indigenous partnerships, and long - term community benefits • Direct open dialogue with accessible politicians and authorities; all interested in developing a strong and sustainable resource sector • Skaergaard's location represents the end - member of the GIUK Gap region, a location of high geostrategical and defense relevance • Increasing exploration investment from Canadian, Australian, and European - listed companies • Since 2019, President Donald Trump has expressed interest in purchasing Greenland, citing its strategic value , abundant natural resources , and location between North America and Europe • Although the proposal was formally rejected by Denmark and Greenland governments, it highlighted global recognition of Greenland’s resource potential , particularly for rare earth elements, gold, and Platinum Group Metals , and its strategic role in mineral independence and arctic security 13

Timeline 1935 The Sfiaergaard Intrusion was discovered by L.R. Wagner in 1935, resulting in a monumental memoir (Wagner and Deer 1939), arguably one of the most significant petrological publications of the 20th century. From the 1950s and continuously until today, the Skaergaard Intrusion represents one of the most academically well - studied layered intrusions with 100s of peer - reviewed research articles by very notable geoscientists and institutions. 1986 - 2000 Exploration efforts increased in 1986 when Platinova Resources (Platinova) acquired the Project and, in conjunction with the Geological Survey of Greenland, conducted a geochemical prospecting program. From 1986 to 1991, Platinova carried out 16,000 metres of diamond drilling and channel sampling . Platinova and Corona Corporation (Corona) formed a joint venture (Platinova Corona JV) in 1988. 2000 - 2020 Gryphon Metals Corporation (Gryphon) in 2000 and Skaergaard Minerals Corporation (SMC) in 2003 both carried out exploration programs . Platina Resources (Platina) took over the concession in 2007 and drilled more than 35,000 metres of core between 2007 and 2011. A scoping study was completed on behalf of Platina in 2007, and studies were initiated to support a Pre - Feasibility Study (PFS) in 2008. However, the Project was not advanced at that time due to metal prices. 2020 onwards Major Precious Metals Corp. acquired Skaergaard from Platina in 2020, comprising a 100% interest in the two Mineral Exploration Licences (MEL). In 2021, Major Precious Metals was granted a third MEL adjacent to the Project . Major Precious Metals changed its name to Intrusion Precious Metals Corp. in 2024. Corporate restructuring to form Greenland Mines Corp. in 2025. $30 Million invested in the Skaergaard Project since 1990s. Greenland Mines Ltd (NASDAQ: GRML) Visit greenlandmines.com for more information 14

Skaergaard Site Location Jurisdiction Southeast Greenland (~450 km west of Iceland) Access Charter flight to Sødalen airstrip (2.5 hours from Iceland) + helicopter to site Seasonality Field operations feasible July – October (ice - free window) $30 Million invested in the Skaergaard Project since 2000 NI 43 - 101 Technical Report (effective November 22, 2022) is based on c. 45,000 metres of diamond drilling and channel sampling Indicated Mineral Resource Estimate (MRE) of 10.5 million contained ounces (Moz) AuEq ("Gold Equivalent") in 159 million tonnes (Mt) grading 2.06 g/t AuEq 1 Inferred MRE of 13.0 Moz AuEq in 205 Mt grading 1.98 g/t AuEq 1 Indicated + Inferred MRE 1 of 25.4 Moz PdEq ("Palladium Equivalent") and 23.5 Moz AuEq with a 2026 total in - situ resource value of $68 Billion 2 Deposit Overview Deposit Type Stratiform PGE - Au in mafic layered intrusion (Triple Group) Host Rocfi Leucocratic gabbro layers (L0 – L3) within Skaergaard Intrusion Geometry 7.5 km (E – W) x 11 km (N – S), sill - like, 4 km depth potential Mineralisation 7 recognised horizons (H0 – H6); Pd, Au and Pt - bearing zones 1. See page 15 for 2022 NI 43 - 101 Technical Report MRE and page 16 for the MRE updated for Feb 2026 metal prices 2. 2022 NI 43 - 101 Technical Report MRE cumulative contained ounces of Au, Pd, and Pt at Feb 2026 metal prices 15

3 Licenses 3 Mineral Exploration Licences (MEL) 877fim 2 MEL 2007 - 01 1 : 107 km 2 • Hosts Skaergaard Intrusion • 2021 summer drilling campaign MEL 2012 - 25 2 : 16 km 2 • Sødalen camp, airstrip • Access via helicopter • Miki G Watkins Fjords MEL 2021 - 10 3 : 754 km 2 “new area” north and west of Skaergaard deposit 100% owned No royalties, encumbrances Greenland government NSR 2.5% from production revenue 1 1. Recently renewed (active until Dec 31, 2027; can only be extended for 3 more years thereafter) 2. Recently renewed (active until Dec 31, 2026) 3. Not renewed (expires Dec 31, 2026) 16

NOTES 1. CIM (2014) definitions were followed for Mineral Resources. 2. PdEq grades were calculated using the formula PdEq (g/t) = g/t Pd + (1.079 * g/t Au) + (0.674 * g/t Pt), which assumes metal prices of US$1,725/oz Pd, US$1,800/oz Au, and US$1,250/oz Pt, metallurgical recoveries of 86% Pd, 89% Au, and 80% for Pt, and standard commercial terms for a precious metals concentrate. AuEq grades were calculated using the formula AuEq (g/t) = g/t Au + (0.926 * g/t Pd) + (0.624 * g/t Pt) and the same metal prices and metallurgical recoveries as PdEq. Contained Metal (Moz) Grade (g/t) Tonnage (Mt) Mineraliised Area Category Pt Au Pd AuEq 2022 PdEq 2022 Pt Au Pd AuEq 2022 PdEq 2022 0.00 0.01 0.00 0.01 0.01 0.04 2.47 0.29 2.76 2.98 0.13 H5 N of Glacier Indicated 0.02 0.79 0.23 1.02 1.11 0.06 2.03 0.60 2.62 2.83 12.12 Main 0.01 0.15 0.05 0.20 0.22 0.05 1.40 0.48 1.88 2.03 3.36 H3 N of Glacier 0.08 1.24 1.10 2.31 2.50 0.06 0.95 0.84 1.77 1.91 40.76 Main 0.09 0.11 1.30 1.37 1.48 0.15 0.18 2.08 2.20 2.38 19.41 H0 N of Glacier 0.43 0.39 5.36 5.62 6.07 0.16 0.15 2.00 2.10 2.27 83.17 Main 0.63 2.70 8.04 10.54 11.40 0.12 0.53 1.57 2.06 2.22 158.95 Total Indicated ALL 0.05 0.43 0.54 0.96 1.04 0.11 0.97 1.21 2.16 2.33 13.86 H5 N of Glacier Inferred 0.08 2.08 0.76 2.84 3.07 0.07 1.68 0.62 2.30 2.48 38.40 Main 0.07 0.94 1.19 2.09 2.26 0.06 0.72 0.92 1.61 1.74 40.42 H3 Main 0.00 0.00 0.00 0.00 0.00 0.04 1.70 0.53 2.22 2.39 0.04 H3_L1 N of Glacier 0.02 0.22 0.24 0.45 0.49 0.08 0.87 0.96 1.81 1.95 7.78 Main 0.07 0.09 0.95 1.01 1.09 0.14 0.18 1.91 2.04 2.20 15.38 H0 N of Glacier 0.45 0.38 5.43 5.67 6.13 0.16 0.13 1.88 1.97 2.13 89.54 Main 0.74 4.13 9.11 13.03 14.13 0.11 0.63 1.38 1.98 2.13 205.42 Total Inferred ALL 1.37 6.83 17.15 23.57 25.45 0.12 0.58 1.46 2.01 2.17 364.37 Indicated + Inferred Total Skaergaard Mineral Resource Estimate NI 43 - 101 - November 22, 2022 3. Mineral Resources are estimated at a cut - off grade of 1.43 g/t PdEq, which assumes underground mining costs of US$35/t, processing costs of US$20/t, and general and administration (GGA) costs of US$5/t. 4. Reasonable prospects for eventual economic extraction were satisfied by constructing polygons using blocks above a grade - thickness field expressed as minimum mining thickness of two metres multiplied by the cut - off grade (1.43 g/t PdEq), including a visual check on the geometry and spatial continuity of the mineralisation. 5. Bulk density is 3.12 t/m 3 . 6. Numbers may not add due to rounding. 7. The Main area includes material south of the northern edge of the Forbindelses Glacier and under the glacier, and the N of Glacier area includes material to the north of the Forbindelses Glacier. 17

NOTES 1. CIM (2014) definitions were followed for Mineral Resources. 2. PdEq grades were calculated using the formula PdEq (g/t) = g/t Pd + (2.932 * g/t Au) + (1.124 * g/t Pt), which assumes metal prices of US$1,800/oz Pd, US$5,100/oz Au, and US$2,175/oz Pt, metallurgical recoveries of 86% Pd, 89% Au, and 80% for Pt, and standard commercial terms for a precious metals concentrate. AuEq grades were calculated using the formula AuEq (g/t) = g/t Au + (0.341 * g/t Pd) + (0.383 * g/t Pt) and the same metal prices and metallurgical recoveries as PdEq. Contained Metal (Moz) Grade (g/t) Tonnage (Mt) Mineraliised Area Category Pt Au Pd AuEq 2026 PdEq 2026 Pt Au Pd AuEq 2026 PdEq 2026 0.00 0.01 0.00 0.01 0.03 0.04 2.47 0.29 2.58 7.58 0.13 H5 N of Glacier Indicated 0.02 0.79 0.23 0.88 2.58 0.06 2.03 0.60 2.26 6.62 12.12 Main 0.01 0.15 0.05 0.17 0.50 0.05 1.40 0.48 1.58 4.64 3.36 H3 N of Glacier 0.08 1.24 1.10 1.65 4.84 0.06 0.95 0.84 1.26 3.69 40.76 Main 0.09 0.11 1.30 0.59 1.73 0.15 0.18 2.08 0.95 2.78 19.41 H0 N of Glacier 0.43 0.39 5.36 2.39 7.00 0.16 0.15 2.00 0.89 2.62 83.17 Main 0.63 2.70 8.04 5.69 16.69 0.12 0.53 1.57 1.11 3.26 158.95 Total Indicated ALL 0.05 0.43 0.54 0.63 1.86 0.11 0.97 1.21 1.42 4.18 13.86 H5 N of Glacier Inferred 0.08 2.08 0.76 2.37 6.94 0.07 1.68 0.62 1.92 5.62 38.40 Main 0.07 0.94 1.19 1.37 4.03 0.06 0.72 0.92 1.06 3.10 40.42 H3 Main 0.00 0.00 0.00 0.00 0.01 0.04 1.70 0.53 1.90 5.56 0.04 H3_L1 N of Glacier 0.02 0.22 0.24 0.31 0.90 0.08 0.87 0.96 1.23 3.60 7.78 Main 0.07 0.09 0.95 0.44 1.28 0.14 0.18 1.91 0.89 2.60 15.38 H0 N of Glacier 0.45 0.38 5.43 2.40 7.03 0.16 0.13 1.88 0.83 2.44 89.54 Main 0.74 4.13 9.11 7.52 22.05 0.11 0.63 1.38 1.14 3.35 205.42 Total Inferred ALL 1.37 6.83 17.15 13.20 38.72 0.12 0.58 1.46 1.13 3.30 364.37 Indicated + Inferred Total Skaergaard Mineral Resource Estimate NI 43 - 101 - Updated for February 2026 Metal Prices 3. Mineral Resources are estimated at a cut - off grade of 1.43 g/t PdEq, which assumes underground mining costs of US$35/t, processing costs of US$20/t, and general and administration (GGA) costs of US$5/t. 4. Reasonable prospects for eventual economic extraction were satisfied by constructing polygons using blocks above a grade - thickness field expressed as minimum mining thickness of two metres multiplied by the cut - off grade (1.43 g/t PdEq), including a visual check on the geometry and spatial continuity of the mineralisation. 5. Bulk density is 3.12 t/m 3 . 6. Numbers may not add due to rounding. 7. The Main area includes material south of the northern edge of the Forbindelses Glacier and under the glacier, and the N of Glacier area includes material to the north of the Forbindelses Glacier. 18

Expansion Potential 1 Major Resource Upgrade 2022 NI 43 - 101 Technical Report is based on 45,000 metres of diamond drilling and channel sampling. 95% increase in Indicated resources and 28% increase in total contained metal vs. 2021 Mineral Resource Estimate (MRE) Mineralisation Open in all Directions Drilling confirmed ore - grade intercepts in previously untested zones beneath the glacier and on the Northern Plateau, unlocking substantial expansion potential Metallurgical G Environmental Studies Underway Data supports upcoming Preliminary Economic Assessment (PEA) and includes evaluation of multi - metal credits (Fe, Ti, V, Ga, Cu, and ilmenite) New Near - Surface Zones Identified 2021 sample analyses drilling uncovered additional near - surface Pd - Au - Cu mineralisation, potentially amenable to open - pit development 5 New Drilling and Development Program Aims to double the resource to ~50 million contained ounces of Au, Pd, and Pt , as well as adding vanadium and gallium to the critical metals portfolio East - West Geological Section (Looking North) Key Open mineralisation Potential lateral - strike extension Open mineralisation Potential down - dip extension 19

Comparables: Greenland - based Mining Companies Company Marfiet Cap (Feb 2026, USD) From March 12, 2026 Greenland Mines Ltd (NASDAQ: GRML) $765 Million $1.2 Billion Primary Minerals Gold, Palladium, Platinum Gold, Copper, Nickel Rare Earth Elements (REEs), Gallium Estimated Resource Base 2022 NI 43 - 101 Indicated + Inferred 25.4 Moz PdEq and 23.5 Moz AuEq of gold, palladium, and platinum 1 , with a 2026 total in - situ resource value of $68 Billion 2 . New drilling and development program aims to double the resource to ~50 million contained ounces of Au, Pd, and Pt. Operates the Nalunaq gold mine . Recently reported a significant increase in MRE to 157 , 600 oz Indicated + 326,300 oz Inferred high - grade gold and raised $45 million. March 2025 PEA indicates a $3 billion Net Present Value (NPV). Also exploring copper and nickel in south Greenland. Owns the Tanbreez project in south Greenland, one of the world's largest REE deposits, with an estimated 4.7 billion tonnes of kakortokite host rock. 1. See page 15 for 2022 NI 43 - 101 Technical Report MRE and page 16 for the MRE updated for Feb 2026 metal prices 2. 2022 NI 43 - 101 Technical Report MRE cumulative contained ounces of Au, Pd, and Pt at Feb 2026 metal prices 20

Natural Resources Team Bo Møller Stensgaard President Bo is a seasoned executive with over 20 years in mineral exploration and natural resource development across Europe and the Arctic, starting in Greenland geology in 1998. Holding a PhD in economic geology and former Senior Research Scientist at the Geological Survey of Danmark and Greenland, he has led listed and private resource companies, advancing projects from early exploration to exploitation through technical studies, environmental/social impact assessments, permitting, and stakeholder engagement. His expertise includes listed - company leadership, international investor relations, building expert teams, and leveraging extensive networks in business, academia, politics, and the European raw materials ecosystem – gained partly from his senior advisory role at EIT RawMaterials advising on EU policy and funding. This positions him as a strong leader for Greenland Mines Ltd, providing credible access to North American and European capital markets and strategic partners. Dr. Gustavo Delendatti Vice President, Exploration Dr. Delendatti is a geologist with more than 25 years of global exploration experience, spanning a wide variety of mineral deposit types. He previously served as Exploration Manager at Sayona Mining, where he played a critical role in advancing the Authier Lithium Project through pre - definitive feasibility stage, tripling the resource in the process. His earlier roles at Elementos and Exeter Resource, including managing the world - class Caspiche copper - gold project in Chile, highlight his ability to deliver growth in complex geological settings. At Skaergaard, he leads the technical work underpinning resource expansion and development. 21

Natural Resources Team Hans Jensen Country Manager Logistics & Studies Hans is a seasoned senior executive with over 30 years of hands - on experience living and working in Greenland, specializing in operational, logistical, and facility management for mineral exploration, resource development, and Arctic mining projects. Deeply connected across the country, he has built and led on - the - ground companies, planned and executed large - scale field campaigns, managed complex logistics, established remote camps and infrastructure, and coordinated key technical studies — including environmental, social, and feasibility assessments — while engaging stakeholders, handling CSR, public hearings, and working closely with authorities and consultants. His practical expertise in Arctic logistics, study coordination, and regulatory navigation directly addresses major execution challenges in Greenland mining, making him invaluable for effective incountry project delivery. Robert Møller Permitting & Community Manager Robert is a highly experienced Greenlandic executive based in Nuuk, with deep local roots, fluent language skills, and extensive networks across Greenland’s business, political, and community spheres. His career includes leadership in logistics,entrepreneurship, fisheries, specialized mining consultancy, and stakeholder relations for resource projects, with a strong focus on government liaison, regulatory engagement, health G safety, and aligning initiatives with Greenlandic societal expectations. Renowned for his cultural insight, permitting expertise, and ability to build trust at all levels, Robert plays a pivotal role in securing and maintaining the project’s social licence to operate, minimizing social and political risks, and navigating Greenland’s regulatory landscape to balance community interests with efficient project advancement and partnerships . 22

Investor QsA 1 What happens to the Klotho Neurosciences pipeline in this new operating structure? 23 2 You mentioned a shareholder meeting – when will that be? 3 What is the timing for a Preliminary Economic Assessment (PEA)? What is different now compared to past campaigns at Skaergaard?

Forward - Loofiing Statements: This presentation contains forward - looking statements and assumptions, including but not limited to those regarding exploration potential, development timelines, resource expansion, and market dynamics. Please refer to the full disclaimer slide for additional detail. Greenland Mines Ltd greenlandmines.com contact@greenlandmines.com Greenland Mines Ltd (NASDAQ: GRML) Visit greenlandmines.com for more information